UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 9, 2024
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 8, 2024, Harte Hanks issued a press release announcing its financial results for the second quarter ended June 30, 2024. The full text of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated by reference herein.
The information contained in this Item 2.02 (including Exhibit 99.1) of this Current Report is furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other Harte Hanks filings.
Item 8.01 Other Events.
On August 8, 2024, Harte Hanks issued a press release announcing the hiring of a Chief Customer and Data Officer. The full text of the press release is furnished with this Current Report as Exhibit 99.2 and is incorporated by reference herein.
The information contained in this Item 8.01 (including Exhibit 99.2) of this Current Report is furnished pursuant to this Item 8.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other Harte Hanks filings.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description

99.1	Press Release of Harte Hanks, Inc. dated August 8, 2024 announcing second quarter 2024 financial results
99.2	Press Release of Harte Hanks, Inc. dated August 8, 2024 announcing the new Chief Customer and Data Officer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: August 9, 2024	By:	/s/ David Garrison
David Garrison Chief Financial Officer